SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

REPUBLIC BANCORP INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-15734 (Commission File No.)	38-2604669 (IRS Employer Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:     (989) 725-7337

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.A Press Release

Item 9.   Regulation F-D Disclosure

     On April 14, 2003, the Company released its first quarter results. On April 15, 2003, the Company held a conference call to discuss the earnings release. A recording of the call is available on the Internet at www.republicbancorp.com. The press release is attached as Exhibit A to this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC BANCORP INC.

Date: April 15, 2003	By:	/s/ Thomas F. Menacher
		Name:	Thomas F. Menacher
		Its:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Description

A	Press Release Dated April 14, 2003.